Transamerica IDEX Mutual Funds

Supplement dated June 21, 2004 to Statement of Additional Information (“SAI”) dated March 1, 2004

The following information supplements and amends the SAI as indicated.

On page 105 of the SAI, the following paragraphs are added at the end of the section entitled “Redemption of Shares”:

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. Accounts of holders of Class C2 shares converted into Class C shares will not pay any CDSC otherwise payable on Class C shares on the Class C2 shares converted into Class C shares or on future investments in Class C shares made through such accounts.

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. This CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated

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Investors should retain this Supplement for future reference.